Investor Presentation 09 , NCI Building Systems Exhibit 99.1

Some comments made in this presentation are “ forward-looking”
statements, as defined in the Private Securities Litigation Reform Act of
1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the company’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in customer demand; raw material pricing and supply; the financial condition of the company’s raw material suppliers;
competitive activity and pricing pressure; ability to make strategic acquisitions accretive to earnings; general economic conditions affecting the construction industry; and ability to service or refinance our debt. Investors should refer to statements regularly filed by the company with the Securities and Exchange Commission for a discussion of additional factors which could affect the company’s operations and forward-looking statements made in this presentation. The company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.
Safe Harbor
2

It is our mission
to produce products and
systems, for the metal construction industry, of
enduring quality
that enhance the beauty, form
and
function
of structures in which people work,
live, play, learn, worship and use for storage and
protection.
Mission Statement
3

The Market

Metal Coil Coating
Metal Components
Engineered Building Systems
NCI BUILDING SYSTEMS
Stores/Restaurants
Schools/Libraries
Dormitories
Hospitals/Health
Religious
Amusement
Government/Public
Miscellaneous
Manufacturing
Garages/Auto Service
Hotels/Motels
Offices/Banks
Warehouses

Nonresidential Market Segments 5

$280
$270
$260
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

U.S. Nonresidential Activity Total Value Dotted lines are future projections. (in billions) Source: FW Dodge 6

2,0
1,9
1,8
1,7
1,6
1,5
1,4
1,3
1,2
1,1
1,0
0,9
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

U.S. Nonresidential Activity Square Footage Dotted lines represent future projections. Source: FW Dodge (in billions) 7

Million Square Feet
2.0
1.8
1.6
1.4
1.2
1.0
0.8
1.533
-36%
.974
1.444
-30%
1.015
1.529
-39%
.936
1.867
-25%
1.405
1.656
-24%
1.260
1.150
-35%
1.080
'67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13

Peaks and Troughs Square Footage Dotted lines represent future projections. Source: McGraw-Hill (in billions) 8 NCI Low-Case Plan McGraw-Hill Forecast

NCI Overview

CRU Steel Price Index
280
270
260
250
240
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
80
70
60
50
$280
$270
$260
$250
$240
$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Historical Performance and Steel Price Volatility
(in millions)
Adjusted EBITDA
Operating Income a
a
Before Goodwill Amortization for fiscal years 1999-2001
CRU Steel
Price Index
10
The CRU North American Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately two months. To better align with NCI’s fiscal year, the values shown are from October of each year. (1994 Index = 100)

2.00
1.95
1.90
1.85
1.80
1.75
1.70
1.65
1.60
1.55
1.50
1.45
1.40
1.35
1.30
1.25
1.20
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Operating Income & Adjusted EBITDA
With U.S. Nonresidential Activity
Adjusted EBITDA
Operating Income a
(in millions)
a
Before Goodwill Amortization for fiscal years 1999-2001
U.S. Nonresidential Activity
(in billions of
square feet)
Dotted lines represent future projections.
Source for U.S. Nonresidential Activity:  McGraw-Hill
11

NCI Update
12
LTM 11/2/08 Revenue by Segment LTM 11/2/08 EBITDA by Segment
•
Leading integrated manufacturer and marketer of
metal products for the nonresidential construction
industry
•
The Company reports operations in three segments
•
Metal Coil Coating
•
Metal Components
•
Engineered Building Systems
•
NCI is a market leader within its reported segments
Key Metrics
Metal Coil
Coating
6%
Metal
Components
34%
Engineered
Building
Systems
60%
Metal Coil
Coating
14%
Metal
Components
36%
Engineered
Building
Systems
50%
(Except stock price, $ in millions)
Ticker (NYSE) NCS
LTM 11/2/08 Revenue $1,764.2
LTM 11/2/08 EBITDA $197.9
EBITDA Margin 11.2%
Backlog as of 11/2/08 $330.0
Stock Price as of 11/2/08 $18.61

Leading Market Positions with Strong Brands
•
Strong market positions in all
operating segments
•
Marketed through a broad
network of builders and
distributors
•
Provides builders a large
variety of products and
services
•
Quality products and brands
drive premium pricing
13
Source:  2007 NCI/Strategic Decisions Group
Metal Components Engineered Building Systems
Heavy Gauge Hot Rolled Steel Coating Light Gauge Coil Coating
Metal Coil Coating
% Market % Market
Est. Rank Share Est. Rank Share
NCI 1 12% NCI 1 20%
Genesis (Fabral/Vicwest) 2 7% Butler/Varco 2 19%
Metal Sales 3 6% Nucor Building Systems 3 12%
McElroy 4 5% Others N/A 49%
Copper Sales/UNA Clad 5 5%
Englert 6 4%
Others N/A 61%
Total 100% Total 100%
% Market % Market
Est. Rank Share Est. Rank Share
NCI 1 45% Precoat Metals Division 1 19%
Hanna Steel 2 33% Roll Coater, Inc. 2 14%
Midwest Metal Coaters 3 10% NCI 3 10%
SDI 4 10% MSC Prefinish Metals 4 7%
Others N/A 2% Others N/A 50%
Total 100% Total 100%

METAL COATERS

MBCI
ABC
DBCI
METAL DEPOTS
HERITAGE BUILDING SYSTEMS
STEELBUILDING.COM
DESIGN • PRICE • BUY ONLINE

METALLIC BUILDING COMPANY
MID-WEST
A&S
IPS
STEEL SYSTEMS
ALL AMERICAN SYSTEMS
Robertson
Garco
STEELBUILDING.COM

Segment EBITDA excludes Corporate Costs of $56.2 MM
NCI Segment Overview
14
1
Segment Metal Coil Coating Metal Components Engineered Building Systems
Focus
Cleaning, treating and painting flat rolled
metal coil substrates.
Metal roof and wall systems, metal
partitions, metal doors, etc.
Engineered building systems for low rise
nonresidential markets.
Key Products
Product Utilization
NCI Companies
LTM 11/2/08 Revenue
LTM 11/2/08 EBITDA
$97.0MM
$36.0MM
$600.0MM
$91.5MM
$1,067.2MM
$126.6MM
Roof and wall systems with specialized
product lines for architectural,
commercial/industrial, agricultural and
residential applications; secondary
structural (purlins and girts), as well as
ancillary accessories such as doors and
trim.
Custom designed, engineered, ready
for assembly primary structural framing,
secondary structural members (purlins,
girts) and metal roofs/walls.
Used by manufacturers of metal
components and engineered building
systems (NCI’s other segments used
approximately 63% of production). Also
sold to other manufacturers of painted
metal goods, such as the appliance
industry.
1

Manufacturers of painted steel products

Cleans, treats, coats and paints flat-rolled metal coil substrates

Slits and/or embosses coated coils

Third Party Revenue
Metal Coil Coating
PRODUCTS
CUSTOMERS
15
EBITDA and EBITDA Margin Revenue and Operating Margin
LIGHT GAUGE
COIL COATING
HEAVY GAUGE
HOT ROLLED
STEEL COATING
Source: Management, Public Filings
Source:  2007 NCI/Strategic Decisions Group
Note: Does not include in-house painters
Roll Coater
14%
Others
50%
MSC
Prefinish
Metals
7%
NCI
10%
Precoat Metals
Division
19%
Hanna Steel
33%
NCI
45%
SDI
10%
Others
2%
Midwest
Metal
Coaters
10%
($ in thousands)
Operating Margin
($ in thousands)
EBITDA
EBITDA Margin
$127,347
$122,809
$110,758
$117,873
$83,583
$96,957 $26,123
$31,355
$25,356
$30,491
$31,645
$35,955

Small, medium and large contractors

Specialty roofers

Regional fabricators

Engineered building fabricators

Distributors / Lumberyards

End users

Pre-formed metal roof and wall systems

Secondary structural members

Flashings and accessories

Roll-up and sectional doors and interior partition systems

Metal Components
PRODUCTS CUSTOMERS
16
EBITDA and EBITDA Margin Revenue and Operating Margin
Source: Management, Public Filings
Source:  2007 NCI/Strategic Decisions Group
Others
61%
Englert
4%
Jenisys
(Fabral/Vicwest)
7%
Metal Sales
6%
McElroy Metal
5%
NCI
12%
Copper Sales/
UNA Clad
5%
($ in thousands)
($ in thousands)
Third Party Revenue Operating Margin EBITDA
EBITDA Margin
$473,499
$547,959
$567,005
$670,836
$561,622
$600,010
$54,893
$82,785
$86,377
$101,692
$58,153
$91,478
* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.  Segment information for fiscal 2007 has been reclassified to conform to the fiscal 2008 segment designations.
* * * * * * * *

Builder Network

General Contractors

Developers

Custom fabrication customers

End Users

Engineered custom use buildings

Commercial and Industrial buildings

Self-storage mini-warehouses

Insulated roof and wall panels

Long Bay® System

Engineered Building Systems
PRODUCTS CUSTOMERS
17
EBITDA and EBITDA Margin
Revenue and Operating Margin
Source:  2007 NCI/Strategic Decisions Group
Source: Management, Public Filings
NCI
20%
Others
49%
Nucor Building
Systems
12%
Butler
Manufacturing/
Varco Pruden
19%
($ in thousands) ($ in thousands)
Third Party Revenue Operating Margin EBITDA
EBITDA Margin
$297,304
$414,095
$452,303
$781,773
$979,863
$1,067,192
$24,189
$40,489
$53,775
$83,304
$132,895
$126,629
* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.  Segment information for fiscal 2007 has been reclassified to conform to the fiscal 2008 segment designations.
* *
* * * * * *

Efficient Distribution Model
18
•
39 manufacturing facilities
across the United States and
Mexico, with additional sales and
distribution offices throughout
the nation and Canada.
•
Places manufacturing and
distribution operations closer to
our customers
•
Faster and lower cost delivery
•
Reduces the need for substantial
labor, machinery and inventory
investments at each facility
•
Reduces the impact of regional
economic cycles
NCI Metal Coil Coating
NCI Metal Components
NCI Engineered Building Systems
Manufacturing Plants

19
•
High volume steel purchaser
•
Each segment uses similar types of steel
•
Allows Company to obtain better pricing and
service from suppliers
•
Ability to receive contract pricing without
long term contracts
•
Close management of raw material purchases
•
Proven ability to pass along steel price increases
•
Automation of manufacturing process
•
Employment of nationwide distribution network
•
Efficient engineering and drafting systems
allowing for accurate and quicker overall
production of low, medium and higher complexity
work
•
Plants located in low-cost regions
•
Material resource planning
•
Lower scrap / material waste
Engineered Buildings Steel Cost Increases  vs.
Sales Price Increases
NCI Annual Steel Spend in 2008
Note: Pricing estimates were used prior to 2003
% of Total
Steel Vendor Steel Spend
A 24%
B 8%
C 6%
D 5%
E 5%
F 4%
G 4%
Top 7 Steel Vendors 56%
All Other Steel Suppliers 44%
Prudent Cost Management
-25%
-5%
15%
35%
55%
75%
Q1-00 Q1-01 Q1-02 Q1-03 Q1-04 Q1-05 Q1-06 Q1-07
Cumulative Sales Price Change Cumulative Cost Change

Volume (Tons)
Price (per Ton)
8%
10%
12%
14%
16%
18%
20%
22%
1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15%
Volume vs. Price Changes
And the Effect on Operating Income Margin
1% Increase in Volume or Price
20

Strategy

Square Feet
Percent of Total

Metal Buildings Market

Integrated Business Model Well Positioned for Growth
22
•
Vertically integrated producer
•
Positioned to capitalize on material
conversion trends and green initiative
•
Faster turnaround times – majority of
orders are completed in 1 – 3 months
•
Metal continues to gain greater market share
•
Metal roofs currently account for less
than 10% of total roofing material
expenditures
•
Current NCI backlog remains very strong
and builder network continues to grow
•
Actively pursue market leading initiatives
•
Green initiative
•
Supply chain efficiency and automation
•
Increase awareness and pull demand
from end markets
•
Engineering advances to increase design
complexity and decrease overall
engineering times
Projected Green Building Market
Metal Growth
$0
$90
$180
$270
$360
$450
2007 2008 2009 2010 2011 2012
Expected Green Metal Buildings Market Incremental Green Opportunity
($ in millions)
Source:  MBMA, McGraw-Hill and Management Estimates
Source:  2007 NCI/Strategic Decisions Group
0
120
240
360
480
600
2001 2002 2003 2004 2005 2006
25%
29%
33%
37%
41%
45%
Low Rise Square Footage Percent Metal
(millions)

2008 Five-Year Growth Strategy
Corporate-Wide Initiatives
•
Implement common ERP platform, Financial Shared Services model and Supply
Chain automation and efficiencies to allow for more cost reductions across all divisions
•
Accumulate cash for debt repayment or stock repurchase
•
Successfully capture share of growing Green building market
•
Continue to identify and assess opportunistic acquisitions
•
Continue to focus on delivering quality products and customer service
Coatings Division
•
Substantially increase Coatings Division external package sales
•
Targeting $2 - 4 million addition to bottom line
Components Division
•
Expand Insulated Panel product offering through OEM purchase arrangement and start construction of new plant
•
Maintain pricing discipline in Components business
•
Continue rollout of Components web-based order entry system
Buildings Division
•
Continue RCC merger integration
•
$25 million in synergies by 2010
•
Common Engineering and Drafting Systems
•
Sharing of best practices
•
Further integration of RCC into Hub and Spoke Distribution model
•
Expand low-cost Frame plant
•
Deploy web-based pricing software for small buildings to NCI’s Builder Networks
23

Financial Data

NCI Sales
(in millions)
$316
$363
$408

NCI's Capital Structure Management
(in millions)
$474
$497
$474

(in billions)

NCI Performance vs. The Industry
Overall Nonresidential Construction Spending
Source:  FW Dodge
NCI
MBCI
$550
$696
$816
After Merger
Outstanding Debt
Adjusted EBITDA LTM
$865
$937
$1,018
$955
$953
$898
$1,085
$1,130
$1,571
$1,625
Sharp downturn
Best-ever industry growth
25
$1,764

For Fiscal Quarters 2004 through Q4 2008 Net Income [in millions] SALES [in millions] Quarterly Sales & Net Income 26

$1,018
$1,085
$1,764
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Sales $408 ($ in millions) NCI MBCI After Merger $408 27

$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.34
$2.43
$0.91
$1.68
$1.20
$2.24
$2.68
$3.45
$3.06
$4.05
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Earnings Per Share
28
d
a b
c
e
a  Includes $0.29 in 2004 for debt extinguishment.
b  Includes $0.06 benefit for group medical.
c  Includes the adoption of FAS 123(R) expense of $0.10 and the dilutive impact of the convertible notes of $0.18.
d Includes the dilutive impact of the convertible notes of $0.15.
e Excludes the dilutive impact of the convertible notes, if any, because that amount will depend on the future trading price of our stock.

$64
$103
$146
$154
$105
$100
$84
$128
$142
$181
$177
$198
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

* Adjusted EBITDA is defined in the Company’s credit facilities and is calculated on Appendix I and II. ($ in millions) Adjusted EBITDA * 29

Operating Segment Results
Fiscal Year 2007 vs. Fiscal Year 2008
Fiscal Year 2007
THIRD PARTY SALES
$1,625 million
Fiscal Year 2007
OP PROFIT
$188 million*
Fiscal Year 2008
THIRD PARTY SALES
$1,764 million
Fiscal Year 2008
OP PROFIT
$219 million*
* Before Corporate Expenses.
30
Engineered Building Systems
60%
Metal Components
35%
Metal Coil Coating
5%
Engineered Building Systems
60%
Metal Components
27%
Metal Coil Coating
13%
Engineered Building Systems
49% Metal Components
38%
Metal Coil Coating
13%
Engineered Building Systems
60%
Metal Components
34%
Metal Coil
Coating
6%

78,881
35,588
(81,843)
698
14,295
47,619
24,803
26,529
914
- - -
2,226
(6,853)
47,619
Cash Flow
a
Before cumulative effect of change in accounting principle
b
Excludes $180,000 convertible debt
C
Excludes $200,000 additional term loan borrowings
2005
2003 2002 2001 2000 2004
2006
22,800
23,007
23,191
2,401
4,161
75,560
17,912
48,550
- - -
4,310
114
4,674
75,560
31,314
22,883
3,949
2,931
6,878
67,955
9,175
70,200
- - -
- - -
175
(11,595)
67,955
16,535
34,866
26,331
3,020
8,210
88,962
15,026
49,380
- - -
5,521
909
18,126
88,962
44,407
33,487
(6,347)
721
4,456
76,724
28,885
16,105
- - -
24,408
20,416
(13,090)
76,724
44,890
22,974
(50,139)
16,409
9,321
43,455
9,327
32,050
8,060
- - -
- - -
(5,982)
43,455
55,951
24,488
31,654
9,362
7,292
128,747
19,524
23,700
4,954
27,399
40,676
12,494
128,747
73,796
31,089
12,699
8,518
8,551
134,653
27,056
78,511
594
366,598
37,572
(375,678)
134,653
($ in thousands)
b
a
2008
Net Income
Depreciation & Amortization
Changes in Working Capital
Proceeds from Stock Options Exercised
Other
Total Sources of Cash
Capital Expenditures
Debt Repayment, Net
Payment of Refinancing
Acquisitions
Repurchase of Stock
Increase (Decrease) in Cash
Total Uses of Cash
SOURCES
USES
31
63,729
35,535
40,005
3,923
6,095
149,287
42,041
947
75
20,086
36,122
50,016
149,287
2007
c

$   68
$ 293
$ 180
$     1
$ 474
$ 624
$1,098
43%
39%
8.5 X
2.4 X
2.1 X
$   75
$ 315
$ 180
$     2
$ 497
$ 540
$1,037
48%
44%
6.1 X
2.8 X
2.4 X
July 29, 2007
Capitalization
Current Debt Ratings:  Moody’s – Ba2/stable
S & P – BB/positive
($ in millions)
Cash
$125 Million Revolver due 2009
$400 Million Term Loan due 2010
$180 Million Convertible Notes due 2024
Industrial Revenue Bond
Total Debt
Total Stockholders’ Equity
Total Book Capitalization
Total Debt/Book Capitalization
Net Debt/Book Capitalization
LTM EBITDA/Interest
Total Debt/LTM EBITDA
Net Debt/LTM EBITDA
-
$
%
%
%
%
NCI completed the acquisition of Garco on January 31, 2007. Existing cash of $15.4 million and stock of $1.8 million were utilized to fund the purchase price.
a
$     5
$   44
$ 315
$ 180
$     3
$ 542
$ 512
$1,054
51
51
5.9 X
3.0 X
3.0 X
Apr. 29, 2007
-
$
Nov. 2, 2008 Oct. 28, 2007
-
$
a
32
Jan. 27, 2008
$   26
$ 293
$ 180
$     2
$ 475
$ 546
$1,021
47%
45%
6.1 X
2.7 X
2.6 X
-
$
$     7
$ 315
$ 180
$     2
$ 497
$ 535
$1,032
48
48
6.1 X
2.8 X
2.7 X
b
Debt excludes $3.2 million and $1.3 million for a note payable related to insurance premiums at April 27, 2008 and July 27, 2008, respectively.
b
$   36
$ 293
$ 180
$     2
$ 475
$ 564
$1,039
46
44
7.0 X
2.5 X
2.3 X
Apr. 27, 2008
-
$
%
%
b
$   40
$ 293
$ 180
$     2
$ 475
$ 599
$1,074
44%
42%
8.1 X
2.4 X
2.2 X
-
$
July 27, 2008

70%
60%
50%
40%
30%
20%
10%
0%
61%
58%
53%
49%
43%
35%
28%
50%
48%
43%
1999
2000
2001
2002
2003
2004
2005*
2006
2007
2008

Debt/Total Book Capitalization Debt/Total Book Capitalization * Net Debt/Book Capitalization 33

Appendix I
Reconciliation of Quarterly Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
($ in thousands)
Trailing
12 mo.
78,881
51,499
23,307
34,736
- - -
9,504
- - -
197,927
19,808
15,691
3,615
6,373
- - -
1,183
- - -
46,670
Q1
2005
Q4
2004
Q3
2004
Q2
2004
Q1
2004
5,768
4,041
4,578
5,673
793
- - -
- - -
20,853
7,693
5,267
4,304
5,787
1,209
- - -
- - -
24,260
8,395
6,683
3,736
5,749
1,228
336
9,879
36,006
23,034
13,776
2,508
5,765
1,850
347
- - -
47,280
10,722
7,333
3,091
5,803
1,448
705
- - -
29,102
Q2
2005
10,732
7,149
3,524
5,806
1,494
952
- - -
29,657
Q3
2005
14,689
10,087
3,923
6,506
907
844
- - -
36,956
Q4
2005
Q1
2006
12,893
8,252
4,119
6,267
- - -
1,895
- - -
33,426
Q2
2006
11,179
7,186
5,368
6,776
- - -
2,138
- - -
32,647
Q3
2006
21,675
12,655
7,969
8,554
- - -
2,111
- - -
52,964
Q4
2006
28,049
17,143
7,231
8,692
- - -
1,017
- - -
62,132
Q1
2007
Q2
2007
Q3
2007
Q4
2007
10,453
6,628
7,235
8,156
- - -
1,860
- - -
34,332
6,511
4,309
7,363
7,918
- - -
2,288
- - -
28,389
21,328
13,846
7,149
9,308
- - -
2,262
- - -
53,893
25,437
16,313
6,853
9,301
- - -
2,200
- - -
60,104
Net Income
Income Taxes
Interest  Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Debt Refinancing
ADJUSTED EBITDA
Q1
2008
7,510
4,702
6,847
9,131
- - -
2,871
- - -
31,061
34
Q2
2008
14,866
9,410
5,533
8,632
- - -
3,442
- - -
41,883
Q3
2008
31,891
19,425
5,306
8,652
- - -
1,563
- - -
66,837
Q4
2008
24,614
17,962
5,621
8,321
- - -
1,628
- - -
58,146

Appendix II
Reconciliation of Annual Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
a
Includes a non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets
($ in thousands)
Net Income
Income Taxes
Interest Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Non-Cash Real Estate
Write Down, Net of Tax
Debt Refinancing
Cumulative Effects of
Accounting Change,
Net of Tax
ADJUSTED EBITDA
24,814
15,076
108
5,791
1,155
- - -
- - -
- - -
- - -
46,944
27,887
16,238
163
7,876
1,604
- - -
- - -
- - -
- - -
53,768
37,318
24,531
20,756
17,818
2,219
- - -
- - -
- - -
- - -
102,642
44,577
32,294
35,449
28,542
4,144
- - -
- - -
1,001
- - -
146,007
16,535
16,151
33,090
34,866
3,491
- - -
1,330
- - -
- - -
105,463
(33,773)
19,970
21,591
22,883
3,581
- - -
- - -
808
65,087
100,147
22,800
14,758
19,777
23,007
3,229
- - -
391
- - -
- - -
83,962
55,951
40,260
14,153
24,488
3,849
3,684
- - -
- - -
- - -
142,385
44,890
29,767
15,126
22,974
5,080
683
- - -
9,879
- - -
128,399
44,407
32,866
39,069
33,487
3,677
- - -
- - -
- - -
- - -
153,506
78,881
51,499
23,307
34,736
- - -
9,504
- - -
- - -
- - -
197,927
a
2003 2002 2001 2000 1996 1997 1998 1999
2005 2004 2008
73,796
45,236
24,687
30,289
- - -
7,161
- - -
- - -
- - -
181,169
2006
35
63,729
41,096
28,600
34,683
- - -
8,610
- - -
- - -
- - -
176,718
2007

77,205
54,140
23,065
6,567
189,242
28,646
160,596
19,069
291,363
11,450
279,913
38,427
557,810
94,236
463,574
47,779
14%
5%
28%
34%
35%
12%
52%
60%
14%
100%
100%
10%
305,657
208,700
96,957
29,381
715,255
115,245
600,010
82,094
1,110,534
43,342
1,067,192
107,851
2,131,446
367,287
1,764,159
154,710
(             )
(             )
(           )
(             )
272,543
188,960
83,583
25,136
663,331
101,709
561,622
49,609
1,021,544
41,681
979,863
113,265
1,399,608
238,114
1,161,494
83,955
72,479
50,082
22,397
8,621
201,878
33,043
168,835
25,227
331,767
14,068
317,699
33,607
606,124
97,193
508,931
50,987
(           )
(           )
(           )
(            )
Appendix III
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q4 2007*
Q4 2008*
YTD Q4 2007*
YTD Q4 2008*
14%
5%
30%
34%
34%
14%
52%
61%
10%
100%
100%
9%
14%
5%
30%
34%
35%
9%
52%
60%
12%
100%
100%
7%
12%
4%
38%
33%
33%
15%
55%
63%
11%
100%
100%
10%
($ in thousands)
36
(             )
(             )
(           )
(             )
(            )
(           )
(           )
(            )
* During the fourth quarter of fiscal 2008, we changed reporting structure and management team responsibilities to better align certain of NCI’s products to respond effectively to current market opportunities. As a result of the change, we have transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. Segment information for fiscal 2007 has been reclassified to conform to the fiscal 2008 segment designations.

72,275
49,013
23,262
8,165
178,312
26,849
151,463
14,153
271,151
11,795
259,356
33,575
521,738
87,657
434,081
42,247
14%
5%
35%
34%
35%
9%
52%
60%
13%
100%
100%
10%
233,178
158,618
74,560
20,760
513,377
82,202
431,175
56,867
778,767
29,274
749,493
74,244
1,525,322
270,094
1,255,228
103,723
(             )
(           )
(           )
(             )
195,338
134,820
60,518
18,569
474,089
73,063
401,026
30,540
730,181
30,231
699,950
74,838
1,525,322
270,094
1,255,228
103,723
90,732
62,842
27,890
11,360
202,826
34,367
168,459
32,174
292,715
11,468
281,247
28,514
586,273
108,677
477,596
55,715
(           )
(           )
(           )
(            )
Appendix III (con’t)
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q3 2007*
Q3 2008*
YTD Q3 2007*
YTD Q3 2008*
15%
6%
28%
34%
34%
13%
51%
60%
10%
100%
100%
8%
14%
5%
31%
34%
35%
8%
52%
60%
11%
100%
100%
8%
15%
6%
41%
35%
35%
19%
50%
59%
10%
100%
100%
12%
($ in thousands)
37
(             )
(           )
(           )
(             )
(           )
(           )
(           )
(           )

63,844
43,019
20,825
5,761
149,684
23,376
126,308
7,548
229,861
9,082
220,779
17,315
443,389
75,477
367,912
17,475
14%
6%
28%
34%
34%
6%
52%
60%
8%
100%
100%
5%
142,446
95,776
46,670
9,400
310,551
47,835
262,716
24,693
486,052
17,806
468,246
45,730
939,049
161,417
777,632
48,008
(            )
(            )
(            )
(             )
123,063
85,807
37,256
10,404
295,777
46,214
249,563
16,387
459,030
18,436
440,594
41,263
877,870
150,457
727,413
41,708
80,171
52,883
27,288
6,705
165,384
26,031
139,353
15,171
259,653
10,151
249,502
25,292
505,208
89,065
416,143
29,512
(           )
(           )
(           )
(           )
Appendix III (con’t)
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q2 2007*
Q2 2008*
YTD Q2 2007*
YTD Q2 2008*
15%
6%
20%
33%
34%
9%
52%
60%
10%
100%
100%
6%
14%
5%
28%
34%
34%
7%
52%
61%
9%
100%
100%
6%
16%
7%
25%
33%
33%
11%
51%
60%
10%
100%
100%
7%
($ in thousands)
38
(            )
(            )
(            )
(             )
(            )
(           )
(           )
(            )

59,219
42,788
16,431
4,643
146,093
22,838
123,255
8,839
229,169
9,354
219,815
23,948
434,481
74,980
359,501
24,233
14%
5%
28%
33%
34%
7%
53%
61%
11%
100%
100%
7%
62,275
42,893
19,382
2,695
145,167
21,804
123,363
9,522
226,399
7,655
218,744
20,438
433,841
72,352
361,489
18,496
(           )
(           )
(           )
(           )
Appendix III (con’t)
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q1 2007*
Q1 2008*
14%
5%
14%
34%
34%
8%
52%
61%
9%
100%
100%
5%
($ in thousands)
39
(           )
(           )
(           )
(           )

***
***
***
***
***
***
***
***
***
***
**
NCI Building Systems, Inc.
10943 N. Sam Houston Parkway West
Houston, Texas 77064
281.897.7788
NYSE Symbol: NCS                                                 www.ncilp.com
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